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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: September 21, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



        California                   File No. 0-19231          68-0166366
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 (State or other jurisdiction of  (Commission File Number)   (IRS Employer)
 Incorporated or organization)                              Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         ---------------------------------------------            ----------
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp announces three-for-two stock split.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  09-21-01              REDWOOD EMPIRE BANCORP
       --------              ----------------------
                                   (Registrant)



                       By:   /s/ James E. Beckwith
                             -----------------------------------
                             James E. Beckwith
                             Executive Vice President and
                             Chief Operating Officer


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                                     FOR: REDWOOD EMPIRE BANCORP


                             APPROVED BY: James E. Beckwith
                                          Chief Operating Officer
                                          (707) 522-5215


For Immediate Release


REDWOOD EMPIRE BANCORP ANNOUNCES THREE-FOR-TWO STOCK SPLIT

Santa Rosa, California (September 20, 2001) -- Redwood Empire Bancorp (NASDAQ:
REBC) today announced a three-for-two stock split of its outstanding shares of common stock. The stock split will be effected in the form of a stock dividend and will entitle each stockholder of record at the close of business on October 3, 2001 to three shares for every two shares of Redwood Empire Bancorp common stock held on that date. Redwood Empire Bancorp will pay cash in lieu of fractional shares. The stock dividend will be paid on October 19, 2001. Redwood Empire Bancorp currently has approximately 2,374,000 shares of common stock outstanding.

Redwood Empire Bancorp President and Chief Executive Officer Patrick W. Kilkenny said the stock split was motivated by "a strong desire on our part to obtain a wider distribution and improve the market liquidity in our stock and by our confidence that the value of Redwood Empire Bancorp stock will continue to increase over time."

Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California and conducts residential lending activities throughout Northern and Central California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2000, and Form 10-Q for the periods ended March 31, 2001 and June 30, 2001. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.